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                                                                    Exhibit 10.2



                                AMENDMENT NO. 1
                                      TO

                           ASTEA INTERNATIONAL INC.
                       1995 EMPLOYEE STOCK PURCHASE PLAN

                      Effective as of September 15, 1997



        By resolution of the Board of Directors of Astea International Inc. dated September 15, 1997, the Astea International Inc. 1995 Employee Stock Purchase Plan has been amended to delete the words " ..., in either event rounded up to avoid fractions of a dollar other than 1/4, 1/2 and 3/4 ..." from the fourth (4th) sentence of the second (2nd) paragraph of Article 5 thereof.



                                  /s/ Robert G. Schwartz, Jr.
                                  ---------------------------
                                  Secretary,
                                  Astea International Inc.